June 2017

Fixed Income Investor Update/ 2

Fixed Income Investor Update/ 3 04 08 09 14 17 22 Index 25 26

Fixed Income Investor Update/ 4

Fixed Income Investor Update/ 5

Fixed Income Investor Update/ 6

Fixed Income Investor Update/ 7

Fixed Income Investor Update/ 8

Fixed Income Investor Update/ 9 • • • • • • •

Fixed Income Investor Update/ 10

Fixed Income Investor Update/ 11

Fixed Income Investor Update/ 12

Fixed Income Investor Update/ 13

Fixed Income Investor Update/ 14 • • • • •

Fixed Income Investor Update/ 15

Fixed Income Investor Update/ 16

Fixed Income Investor Update/ 17

Fixed Income Investor Update/ 18

Fixed Income Investor Update/ 19

Fixed Income Investor Update/ 20

Fixed Income Investor Update/ 21

Fixed Income Investor Update/ 22

Fixed Income Investor Update/ 23

Fixed Income Investor Update/ 24

Fixed Income Investor Update/ 25

Fixed Income Investor Update/ 26

June 2017



BBVA Compass

Fixed Income Investor Update

BBVA Compass Bancshares, Inc.

June 2017

“Safe Harbor” Forward Looking Statements

The following should be read in conjunction with the financial statements, notes and other information contained in BBVA Compass Bancshares, Inc.'s (the “Company”) Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

This presentation includes non-GAAP financial measures to describe the Company performance. Reconciliation of those non-GAAP measures are provided within or in the appendix of this presentation. Additionally, certain ratios are presented on an annualized basis for comparison, which is the preferred industry standard.

Certain statements in this presentation may contain forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.

Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company's views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company's control, that could cause actual results to differ materially from anticipated results. If the Company's assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company's actual results could vary materially from those expressed or implied in these forward-looking statements.

The forward-looking statements are and will be based on the Company's then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by securities law.

For further information regarding risks and uncertainties associated with the Company's business, please refer to the “Risk Factors” section of the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 1, 2017, as updated by the Company's subsequent SEC filings.

Index

BBVA: Bank with Global Reach


North America
• Mexico
• USA
South America
• Argentina
• Bolivia
• Brazil
• Chile
• Colombia
• Paraguay
• Peru
• Uruguay
• Venezuela
Asia - Pacific
• China
• Hong Kong
• India
• Indonesia
• Japan
• Singapore
• South Korea
• Taiwan
• UAE
Europe
• Belgium
• France
• Finland
• Germany
• Holland
• Italy
• Luxembourg
• Malta
• Portugal
• Romania
• Russia
• Spain
• Switzerland
• Turkey
• U.K.

$769 billion in total assets

8,499 branches

31,185 ATMs

133,007 employees

Data as of Mar 31, 2017

BBVA: 1Q17 Financial Highlights

BBVA Compass

Core revenues growth

Net interest income and fees
(€m constant)


5,077
5,546
1Q16
1Q17

+9.2%

Cost control

Gross income vs. Op. Expenses
(YtD, %, €m constant)


7.2
6.4
15.0
1.8
12M16
3M17
Gross Income
Operating Expenses

Sound asset quality

Cost of risk
(Quarterly, %, €m)


0.92
0.90
1Q16
1Q17

Strong capital & liquidity ratios

Core Capital CRD IV
(Fully-loaded)
11.01%

Leverage ratio
(Fully-loaded)
6.6 %

LCR > 100%
(BBVA Group and all subsidiaries)

Relevant transactions

Additional 9.95% stake in Garanti (*)

- ✓ Net Attributable impact: **11 €m**
- ✓ CET1 FL impact: **-17 b.p.**

CNCB disposal

- ✓ Net Attributable impact: **174 €m**
- ✓ CET1 FL impact: **+4 b.p.**

(*) Included since March, 1st

BBVA: Bringing the Age of Opportunity to Everyone

ACQUISITIONS

HOLVI
Atom 29.5% stake
SIMPLE
Openpay

INVESTMENTS
(venture capital¹)

coinbase
taulia
civic
PROSPER
PERSONAL CAPITAL
DocuSign
earnest
DRIVE MOTORS
Hippo
INSIKT
Guideline
brave
Hixme
Kasisto

Open Platform

Enable new developments combining BBVA's APIs, client's technology and other building blocks



API Client
API Client
API Client
3rd party API
BBVA Open API's
3rd party API

BBVA is driving the modularization of finance

Six Strategic Priorities

- New standard in customer experience
- Drive digital sales
- New business models
- Optimal capital allocation
- Unrivaled efficiency
- A first class workforce

BBVA Compass: A Strong U.S. Banking Franchise


Branches
Commercial Office
Commercial/Private Client Office
Sacramento
San Francisco
Walnut Creek
Los Angeles
Irvine
LaJolla
San Diego
Phoenix
Tucson
Denver
Albuquerque
Las Cruces
El Paso
Lubbock
Ft. Worth
Dallas
Austin
San Antonio
Laredo
McAllen
Beaumont
Houston
Chicago
Cleveland
New York
Washington, DC
Raleigh
Charlotte
Huntsville
Birmingham
Atlanta
Montgomery
Mobile
Jacksonville
Gainesville
Tampa
Orlando
Miami

BRANCHES BY STATE

Alabama	89	Florida	45
Arizona	63	New Mexico	19
California	61	Texas	342
Colorado	38		

$87.3	$59.8	$67.5	657	10,446
Billion in Assets	Billion in Loans	Billion in Deposits	Branches	Employees

Data as of 3/31/17 - Consolidated BBVA Compass Bancshares, Inc. data
Large bubbles represent major metropolitan areas
Employee total presented on a FTE (Full Time Equivalent) basis

Organizational Structure[1]


BBVA, S.A.
$769 B in Assets (USD)
BBVA Compass Bancshares, Inc. (IHC)
$87.3 B in Assets (USD)
Compass Bank
(BBVA Compass)
$84.0 B in Assets (USD)
FDIC Insured IDI
BBVA Securities Inc.[2]
$3.1 B in Assets (USD)
Section 20 Broker/Dealer
Treasury collateral held for matched repo book represented
-98.8% of the Company's total assets
BBVA Compass Payments Inc.
$0.1 B in Assets (USD)
Non-bank Financial Entity

1 Abridged organizational representation of primary subsidiaries, does not include all entities, trusts, property companies, leasing companies or other holding entities.
2For purposes of the Matched Repo book, as of Dec 31, 2016 the fair value of securities received as collateral, prior to netting, was $3,052,535,392, and the fair value of the portion of the collateral that had been sold or repledged was $2,999,371,857.

BBVA Compass: Key Points for 1st Quarter 2017

Margin and Capital Growth	• **Margin growth of $35 million / 35 bps from 1Q16** despite smaller balance sheet. • **Capital ratios strengthened with CET1 up 113 bps vs 1Q16** driven by retained earnings and reduced loan balances.
Lower Loan Balances	• Lower loan balances primarily in larger corporate banking, driven by focus on relationship profitability and better return on equity coupled with overall industry slow-down as borrowers tap capital markets. • Continued emphasis on direct lending initiatives, but offset by lower mortgage & consumer indirect lending.
Deposit Pricing Focus	• Control of consumer deposit pricing as loan growth pace moves overall more in-line with regional bank peers. • Judicious use of wholesale funding to augment deposit cost reduction program.
Expense Management	• Expenses well contained year over year reflecting continued discipline across expense categories.

Data as of 3/31/17 - Consolidated BBVA Compass Bancshares , Inc. data

1Q17 Financial Summary

$ in millions	1Q16	4Q16	1Q17	% Change QoQ	% Change YoY
Net interest income (non-FTE)	516.9	531.8	551.4	4	7
Noninterest income (ex. Securities & other gains[1])	244.9	261.1	244.7	-6	0
Securities & other gains[1]	8.4	-0.3	-	NM	-100
Revenues	**770.1**	**792.5**	**796.1**	**-**	**3**
Noninterest expense	592.1	614.1	549.3	-11	-7
Operating income	**177.9**	**178.4**	**246.8**	**38**	**39**
Provision	113.2	37.6	80.1	113	-29
Pre-Tax income	64.7	140.9	166.7	18	158
Tax expense	25.4	51.5	45.8	-11	80
Noncontrolling interest	0.5	0.4	0.4	-	-20
Net income attributable to BBVA Compass Bancshares, Inc.	**38.7**	**89.0**	**120.4**	**35**	**211**
Total loans ($B)	62.2	60.2	59.8	-1	-4
Total deposits ($B)	68.9	67.3	67.5	0	-2
Net Interest Margin (%)	2.61	2.78	2.96	18 bps	35 bps

Total revenue grew 3% year over year reflecting growth in Net Interest Margin

Continued focus on cost savings with 1Q non-interest expense down 7% versus 1Q16

First quarter provision was up from a low 4Q16, but still down nearly 29% year over year as Energy loans benefitted from more stable Oil prices

FTE – Fully Taxable Equivalent
Securities & other gains is comprised of "Gain (loss) on prepayment of FHLB and other borrowings" and "Securities gains, net" as detailed in BBVA Compass Bancshares, Inc. public filings.

Margin Trends and Rate Sensitivity

Loan Yields and Cost of IB Deposits


3.73%
3.71%
3.74%
3.79%
3.98%
0.66%
0.65%
0.64%
0.63%
0.61%
1Q16
2Q16
3Q16
4Q16
1Q17

Net Interest Margin


2.61%
2.55%
2.62%
2.78%
2.96%
1Q16
2Q16
3Q16
4Q16
1Q17

Estimated % Change in NII

Data as of March 31, 2017


4%
8%
+100 basis points
+200 basis points

Assumes a gradual and sustained parallel shift in interest rate
IB defined as Interest Bearing

Margin growth of $35 million / 35 bps from 1Q16 despite smaller balance sheet.

- **Lower deposit costs;** despite rising market rates over last year
- **Majority of deposits are noninterest bearing** or non-maturity deposits with managed rates
- **Asset sensitive;** well positioned for rising rate environment
- Recent actions taken to **reduce interest rate sensitivity** using swaps

BBVA Compass

1Q17 Noninterest Income

$ in millions	1Q16	4Q16	1Q17	% Change QoQ	% Change YoY
Service charges on deposits	51.4	55.9	55.2	-1	7
Card/Merchant processing fees	29.7	31.2	30.0	-4	1
Retail investment sales	22.6	23.3	27.5	18	22
Investment banking & advisory fees	23.6	20.8	28.3	36	20
Money transfer income	24.4	28.6	25.2	-12	3
Asset management fees	8.8	8.9	9.8	10	11
Corp. and Corr. investment sales	4.4	3.2	8.9	178	102
Mortgage banking income	-3.4	16.1	2.9	-82	NM
Bank owned life insurance	4.4	4.2	4.2	-	-5
Other income	78.9	69.0	52.8	-23	-33
	244.9	**261.1**	**244.7**	**-6**	**-**
Securities & other gains	8.4	-0.3	-	NM	-100
Total noninterest income	**253.2**	**260.8**	**244.7**	**-6**	**-3**

Excluding impact of mortgage sale ($16mm in Other income) and securities gains ($8.4mm) in prior year, noninterest income modestly positive

Retail investment sales up due to improving market conditions and increased branch activity

Solid growth in Investment Banking & Advisory income reflecting performance in Debt Capital Markets, FX and Swaps

Securities & other gains is comprised of "Gain (loss) on prepayment of FHLB and other borrowings" and "Securities gains, net" as detailed in BBVA Compass Bancshares, Inc. public filings.

1Q17 Noninterest Expense

$ in millions	1Q16	4Q16	1Q17	% Change QoQ	% Change YoY
Salaries, benefits, and commissions	279.8	283.6	268.0	-6	-4
Professional services	56.4	63.8	57.8	-9	2
Equipment	60.4	62.6	61.6	-2	2
Net occupancy	39.3	40.1	42.1	5	7
Money transfer expense	15.6	17.4	16.3	-6	4
Marketing	12.7	13.0	13.5	4	6
Communications	5.2	5.4	5.2	-4	-
Amortization of intangibles	4.1	4.1	2.5	-39	-39
Other expense	118.7	64.1	82.1	28	-31
	592.1	**554.2**	**549.3**	**-1**	**-7**
Goodwill Impairment	-	59.9	-	NM	NM
Total noninterest expense	**592.1**	**614.1**	**549.3**	**-11**	**-7**

Continued discipline on cost measures yielding results with total noninterest expense down year over year

Salaries and benefits down significantly reflecting lower incentive payouts and efficiencies in branch network and CIB segment

Other expense reduction largely driven by prior year BSI fine and unfunded commitments in Oil & Gas

Asset Quality Summary

NPLs NPAs	• NPL's up modestly year over year with lower Energy NPLs offset by C&I growth strategies from previous years exhibiting portfolio maturation and higher consumer NPL levels. • Overall levels are stabilizing with recent trends in nonperformers moderating.
Charge Offs & Provision	• Provision driven by recent charge off trends principally due to resolution of Energy portfolio loans, higher provision for indirect auto and by consumer strategies in direct lending where new loans have increased the base portfolio and impacted the charge off figures.
Allowance Ratios	• Overall allowance has been stable in recent quarters. • Coverage ratio improving due to reduced NPL's and reductions mainly in C&I portfolios.

Notes:

Nonperforming loans include nonaccrual loans and loans held for sale (including nonaccrual loans classified as TDR), accruing loans 90 days past due and accruing TDRs 90 days past due.
Troubled Debt Restructuring (TDR) totals include accruing loans 90 days past due classified as TDR.
Nonperforming assets include nonperforming loans, other real estate and other repossessed assets.

Asset Quality Metrics

Nonperforming Loans Impacted Energy[1]

Nonaccrual loans + Past dues 90 days


TDRs 90 Days Past Due & Accruing
Loans 90 Days Past Due & Accruing
Energy Noncruals
Nonaccruals
Combined
Separate Energy
$2,554
$2,050
$1,549
$869
$526
$396
$477
$880
$1,088
$1,152
$983
$893
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

Nonperforming Loans

Nonaccrual loans + Past dues 90 days


Annual
Quarterly
5.97%
5.07%
3.68%
1.92%
1.03%
0.69%
0.78%
1.41%
1.76%
1.91%
1.63%
1.49%
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

Nonperforming Assets

NPL + ORE + Other Repossessed Assets


ORE
Other Reposed Assets
Energy Noncruals
Nonaccruals
Annual
Quarterly
2,869
2,402
1,771
942
552
420
506
906
1,116
1,181
1,012
927
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

Nonperforming Assets

NPL + ORE + Other Repossessed Assets


6.65%
5.89%
Annual
Quarterly
4.18%
2.07%
1.09%
0.73%
0.82%
1.46%
1.80%
1.96%
1.68%
1.55%
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

1 Energy Nonaccruals are shown in 2015 & 2016 as detailed in SEC filings, previous quarters shown consolidated Nonaccrual balances as detailed in SEC filings.

BBVA Compass

Reserve Coverage and Provision Metrics

Net Charge Offs

Quarters Percentage Annualized as a % of average loans



Annual
Quarterly
2.87%
$1,151
2.37%
$984
1.19%
$486
0.63%
$278
0.44%
$210
0.22%
$122
0.19%
$116
0.35%
$53
0.43%
$66
0.30%
$46
0.40%
$61
0.57%
$84
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

Provision Expense

($ in millions)



Annual
Quarterly
$1,686
$825
$429
$29
$108
$106
$194
$113
$87
$65
$38
$80
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

ALLL and ALLL / Total Loans

($ in millions)



2.97%
$1,268
2.75%
$1,109
2.51%
$1,052
1.78%
$803
1.38%
$701
1.19%
$685
1.24%
$763
1.32%
$822
1.37%
$843
1.43%
$862
1.40%
$838
1.40%
$834
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

ALLL to NPLs



Annual
Quarterly
50%
55%
69%
93%
135%
173%
160%
93%
77%
75%
90%
93%
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17

1Q17 Loan Portfolio Trends

Loan Portfolio Historical


CF&A
CRE
Resi Mortgage
Other Consumer Loans
Other
$45.3
$5.8
$11.4
$9.6
$17.0
$50.7
$6.2
$12.7
$10.8
$20.2
$57.5
$7.1
$13.9
$12.0
$23.8
$61.4
$8.1
$14.0
$12.8
$26.0
$62.2
$8.2
$13.6
$13.1
$26.9
$61.8
$8.0
$13.5
$13.4
$26.4
$60.3
$8.0
$13.5
$13.6
$24.8
$60.2
$8.0
$13.3
$13.3
$25.1
$59.8
$8.0
$13.1
$13.6
$24.7
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17
Annual
Quarterly

YoY Loan Growth/(Decline)


Total Loans
-$2,421
CF&A
-$2,203
CRE
$571
Consumer Direct
$334
Residential RE
-$472
Consumer Indirect
-$511
Other
-$139

Declining loan balances driven by increased focus on relationship profitability

CF&A: Commercial, Financial & Agricultural
"CRE" consists of Commercial Real Estate Mortgage and Commercial Real Estate Construction

BBVA Compass

Energy: Active Management of Energy Book

- Stabilizing oil prices and prudent credit management driving improvement in Energy credit metrics.
- Balances and commitments down year over year with nonaccrual trend beginning to turn in 4Q16.
- ALLL Coverage ratio for Energy book totaled approximately 3.5% of outstanding energy loans.
- Minimal exposure to Drilling Oil & Support Services.

Energy Portfolio Composition

Percentages based on 3/31/17 Period-end Balances



7%
37%
52%
4%
Exploration and Production
Drilling Oil & Support Services
Midstream
Refineries and Terminals
Other

Energy Portfolio Detail

$ in Millions. Period-end balances

Sector	1Q16		4Q16		1Q17		YoY Change Loans	
	Loans	Non-accrual	Loans	Non-accrual	Loans	Non-accrual	$	%
Exploration and Production	2,140	470	1,655	308	1,485	261	-655	-31%
Drilling Oil & Support Services	293	0	264	67	194	2	-99	-34%
Midstream	1,541	0	1,200	11	1,070	11	-471	-31%
Refineries and Terminals	134	0	128	0	125	0	-9	-7%
Other	43	0	0	0	0	0	-43	NM
Total	**4,151**	**470**	**3,246**	**387**	**2,874**	**275**	**-1,277**	**-31%**
Total Commitments	**9,278**		**8,144**		**7,899**		**-1,378**	**-15%**

1 Including loans classified as nonaccrual

Commercial Real Estate Profile

CRE Portfolio Historical Perspective

$ in Billions, Period-end balances



Commercial real estate - mortgage
Real estate - construction
$14.9
$7.8
$7.1
$11.6
$4.5
$7.1
$10.6
$3.4
$7.2
$9.6
$1.9
$7.7
$10.8
$1.7
$9.1
$12.0
$2.2
$9.9
$12.8
$2.4
$10.5
$13.1
$2.4
$10.6
$13.4
$2.1
$11.3
$13.6
$2.2
$11.4
$13.3
$2.1
$11.2
$13.6
$2.2
$11.4
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17
Annual
Quarterly

CRE Composition by Geography

% based on 1Q17 period-end balances

Excludes covered loans; Geography based on zip code of collateral



Alabama 3%
Arizona 7%
California 11%
Colorado 4%
Florida 9%
New Mexico 1%
Texas 33%
Other 32%

Diverse loan portfolio by both geography and industry, limited NPLs

CF&A: Commercial, Financial & Agricultural

"CRE" consists of Commercial Real Estate Mortgage and Commercial Real Estate Construction

BBVA Compass

Growth Focus: Small Business Lending

- Market leading small business franchise with high return profile helping drive profitable growth.
- Solid year over year growth in small business loans coupled with notably low cost deposit composition (~75% DDA balances).
- Several marketing partnerships in 2017 to help raise profile for Small Business lending and deposit growth.


Deposits
$6.0B
Loans
$2.5B

In 2016, BBVA Compass was the **5th most-active lender** by total number of loans and **10th by dollar volume[1]** in the SBA flagship 7(a) loan program.

1 Small Business Loan Administration Data
Small Business Lending is defined within the Retail Segment as Small Business Administration ("SBA") eligible loans and other lending products to small businesses with revenues up to $10mm.

Consumer Loan Portfolio Profile

Consumer Portfolio Historical Perspective

$ in Billions, Period-end balances



Residential real estate - mortgage
Equity loans
Consumer - direct
Equity lines of credit
Credit card
Consumer - indirect
$18.9
$21.0
$22.1
$21.8
$21.5
$21.4
$21.2
$21.1
2.1
0.5
0.7
0.6
2.2
12.7
2.9
0.7
0.6
0.6
2.3
13.9
3.5
0.9
0.6
0.6
2.4
14.0
3.6
1.0
0.6
0.5
2.4
13.6
3.3
1.1
0.6
0.5
2.5
13.5
3.2
1.2
0.6
0.5
2.5
13.5
3.1
1.3
0.6
0.4
2.5
13.3
3.1
1.3
0.6
0.4
2.6
13.1
2013
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17
Annual
Quarterly

Consumer Loan Portfolio Composition[1]

% based on 1Q17 period-end balances



Consumer-Indirect
16%
Consumer - Direct
5%
Credit Card
3%
Equity Loans
2%
Equity Lines of Credit
12%
Residential Real Estate
62%
Texas
California
Florida
Arizona
Alabama
Colorado
Other

Continued focus on growing Consumer Direct lending offset by declines in Mortgage and Consumer Indirect

1 State geography presented as described in Table 16 of 1Q17 10-Q filing
CF&A: Commercial, Financial & Agricultural; "CRE" consists of Commercial Real Estate Mortgage and Commercial Real Estate Construction

Optimizing Deposit Funding Mix

Historical Deposit Mix

$ in Billions. Period-end


$51.6
$54.4
$61.2
$66.0
$68.9
$67.8
$67.6
$67.3
$67.5
$6.7
$7.7
$7.7
$7.4
$7.0
$6.7
$7.1
$8.2
$8.6
$12.1
$12.0
$12.7
$14.0
$14.8
$14.9
$14.2
$13.4
$12.1
$18.3
$19.3
$23.4
$25.2
$26.4
$25.9
$25.6
$25.3
$25.4
$14.4
$15.4
$17.2
$19.3
$20.4
$20.1
$20.6
$20.3
$21.5
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17
Noninterest DDA
Savings & Money Market
Time Deposits
Interest Bearing DDA
Foreign Office Deposits
Annual
Quarterly

YoY Change in CD versus Other Deposits

$ in Billions. Period-end


$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$2.7
$1.3
Time Deposits
All Other

Definitions| DDA: Demand Deposit Account, CD: Certificate of Deposit, IB: Interest Bearing
All Other Deposits is calculated by subtracting Time Deposits from Total Deposits

Ability to grow customer funding while actively managing deposit funding costs down

- Deposits down $1.4 billion reflecting bank-wide initiatives to reduce deposit costs by managing down CDs and Money Markets while retaining customers.
- Continued downward pressure on deposit costs, despite rising market rates
- Attractive deposit mix - 32% are noninterest bearing
- Focus on retail & operational relationships for favorable Liquidity Coverage Ratio (LCR) posture

Judicious Use of Wholesale Funding

Wholesale Funding Composition (ex. BSI)

$ in Billions. Period-end


FHLB Borrowings
Fed Funds Purchased (Customer)
% of Total Liabilities
Brokered Deposits
Subordinated Notes & Debentures
Senior Unsecured Debt
Deposits in Foreign Offices
14.8%
13.7%
13.2%
16.9%
14.7%
15.0%
13.2%
11.8%
12.4%
$8.3B
$8.3B
$9.4B
$13.1B
$11.7B
$11.9B
$10.2B
$8.7B
$9.2B
$0.9
$1.0
$2.9
$3.3
$0.7
$0.7
$3.3
$3.5
$0.7
$0.7
$1.0
$3.7
$3.0
$1.4
$0.7
$1.0
$7.0
$2.9
$1.4
$0.7
$1.0
$6.5
$1.8
$1.4
$0.3
$1.0
$6.5
$2.5
$1.4
$0.1
$1.0
$6.4
$1.1
$1.4
$1.0
$5.8
$0.5
$1.4
$1.0
$6.3
$0.5
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17

Judicious use of wholesale funding to augment deposit cost reduction program

* $0.8B of Equity Linked CDs and other deposit accounts re-classified as Brokered Deposits in 4Q15, prior quarters not restated.
Exclusive of BBVA Securities Inc (BSI) matched Treasury repo book
FHLB: Federal Home Loan Bank
The financial information has not been adjusted to include the historical activity of BBVA Compass Payments, Inc. due to the immateriality of the 2012 financial information.

Highly Liquid with Large Pool of HQLA

- Solid customer deposit franchise and diversified funding base.
- Continue to build significant stock of High Quality Liquid Assets (HQLA) for LCR ratio in the U.S. and for BBVA Group.
- LCR exceeds Modified U.S. LCR requirements. Subject to more stringent parent requirements.



AFS Securities
$ in Billions. Period-end balances
$8.0
$8.0
$8.3
$10.2
$11.1
$11.3
$11.4
$11.5
$11.7
$11.8
2011
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17
Annual
Quarterly

The financial information has not been adjusted to include the historical activity of BBVA Compass Payments, Inc. due to the immateriality of the 2011 and 2012 financial information

Strong Capital Levels

- Capital ratios growing with CET1 up 113 bps vs 1Q16 as focus on higher return on equity loan origination continues.
- CCAR and capital plan received 'no objection' by FRB for prior 3 years.
- Buybacks not feasible reflecting ownership structure resulting in comparatively high capital ratios versus peers.

Tier 1 Common Equity Ratio[2] (%)

Period End


10.70
10.64
10.79
11.28
11.49
11.77
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17

Tier 1 Capital Ratio (%)

Period End


10.94
11.08
10.99
11.14
11.64
11.85
12.12
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17

Total Capital Ratio (%)

Period End


12.81
13.68
13.55
13.66
14.18
14.31
14.53
2014
2015
1Q16
2Q16
3Q16
4Q16
1Q17

1Q17 Common Equity Tier 1 (Transitional)[3]

Period End


11.77%
BBVA Compass
Peers
10.12%

Capital Distributions

Period End


20%
33%
Dividends
48%
Buy backs

1 BBVA Compass Bancshares Inc. ratios are based on Last Twelve Months ("LTM") distributions as % of LTM net income; Capital Distributions include common stock dividends and common share repurchases.
2 Calculated using the Transitional Basel III regulatory capital methodology applicable to the Company, 2014 N/A as calculated under Basel I capital methodology applicable to the company in 2014
3 Peer comparison includes: ASBC, BBT, HBAN, MTB, FITB, RF, STI, SNV, USB, PNC, KEY, WFC as adjusted for those completing buybacks and dividends

BBVA Compass

Company Ratings

	At March 31, 2017		
	Standard & Poor's	Moody's	Fitch
BBVA S.A.			
Long Term Debt Rating	BBB+	Baa1	A-
Short Term Debt Rating	A-2	P-2	F-2
Outlook	Positive[1]	Stable	Stable
BBVA Compass Bancshares, Inc.			
Long Term Debt Rating	BBB+	Baa3	BBB+
Short Term Debt Rating	A-2	–	F2
Compass Bank			
Long Term Debt Rating	BBB+	Baa3	BBB+
Long Term Bank Deposits[2]	N/A	A3	A-
Subordinated Debt	BBB	Baa3	BBB-
Short Term Debt Rating	A-2	P-3	F2
Short Term Deposit Rating[3]	N/A	P-2	F2
Outlook	Stable	Stable	Stable

1 S&P upgraded BBVA SA outlook from stable to positive on April 3rd, 2017.
2 S&P does not provide a rating for Long-term bank deposits therefore the rating is N/A
3 S&P does not provide short-term deposit ratings therefore the rating is N/A
**A security rating is not a recommendation to buy, sell or hold securities. The rating is subject to revision or withdrawal at any time by the assigning rating organization.

BBVA Compass



Fixed Income Investor Update

BBVA Compass Bancshares, Inc.

June 2017